Press Release Penske Automotive Group, Inc. 2555 Telegraph Road Bloomfield Hills. MI 48302-0954

FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS ALL TIME RECORD FIRST QUARTER RESULTS

BLOOMFIELD HILLS, MI, April 28, 2021 – Penske Automotive Group, Inc. (NYSE:PAG), a diversified international transportation services company, today reported the highest first quarter revenue, income from continuing operations, and earnings per share in company history. For the three months ended March 31, 2021, the company reported a 253.7% increase in income from continuing operations attributable to common shareholders to $182.5 million and a 253.1% increase in related earnings per share to $2.26. This compares to income from continuing operations attributable to common shareholders of $51.6 million, or $0.64 per share in the prior year. Foreign exchange positively impacted earnings per share by $0.05 in the first quarter of 2021. Total revenue increased 15.3% to $5.8 billion from $5.0 billion in the prior year.

Retail Automotive Operational Highlights

●	New and Used retail automotive same-store unit sales increased 5.5%
o	New +18.8%: U.S. +25.5%; U.K. +7.8%
o	Used -3.6%: U.S. +14.5%; U.K. -18.2%
●	Retail automotive same-store revenue and gross profit increased 19.2%
●	Retail automotive same-store variable gross profit per unit retailed increased 25.3%

1

Commenting on the company’s results, Chairman Roger Penske said, “We had outstanding performance across our business during the first quarter. I am particularly pleased with the continued expense discipline driving a 990-basis point improvement in selling, general and administrative expense as a percent of gross profit. Despite our dealership showrooms being closed in the U.K. for the entire first quarter due to COVID restrictions, we used our online tools to deliver 40,000 new and used vehicles in the U.K. market. Importantly, new same-store units in the U.K. increased 7.8% compared to the U.K. market which declined 12%.” Penske continued, “Further, our commercial truck dealerships improved their profitability by 101% while the earnings from our investment in Penske Transportation Solutions increased 295% demonstrating the strength of the company’s diversified business model.”

CarShop Used Vehicle SuperCenters

Penske Automotive Group operates seventeen CarShop Used Vehicle SuperCenters in the U.S. and U.K. During the first quarter, the company renamed its U.S.-based Used Vehicle SuperCenters from CarSense to CarShop to align with the existing eleven U.K.-based CarShop Used Vehicle SuperCenters, forming one global CarShop brand. For the three months ended March 31, 2021, retail unit sales decreased by 30.1% to 11,395 while revenue decreased by 20.6% to $242.6 million, principally due to a 43% decline in used unit sales in the U.K. as a result of COVID-related government-mandated showroom closures, partially offset by a 25% increase in used unit sales in the U.S. during the quarter.

Retail Commercial Truck Dealerships

For the three months ended March 31, 2021, earnings before taxes increased 101% to $27.5 million compared to $13.7 million in the same period last year, return on sales was 6.3%, and fixed cost absorption was 125%. The 101% increase in earnings before taxes was principally driven by an increase in used truck unit sales coupled with improved gross margin from new and used truck sales.

On April 13, 2021, the company announced that it had completed its acquisition of Kansas City Freightliner (“KCFL”) which is expected to add approximately $450 million in annualized revenue and increase our medium and heavy-duty commercial truck dealership count to 29 locations throughout the U.S. and Canada.

Penske Transportation Solutions Investment

Penske Transportation Solutions (“PTS”) is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services. The company has a 28.9% ownership interest in PTS and accounts for its ownership interest using the equity method of accounting. For the three months ended March 31, 2021, the company recorded $53.7 million in earnings compared to $13.6 million for the same

2

period last year. The 295% increase in the first quarter was principally driven by improved operating results across PTS’ full-service leasing, rental, and logistics and a reduction in operating expenses.

Corporate Development and Liquidity

As mentioned above, we acquired “KCFL” in April 2021. In addition, in January, we opened our second Porsche dealership in the Washington D.C. market, which is expected to generate $50 million in annualized revenue. We also have an Audi dealership under construction in Southern California and a Honda dealership under construction in Texas. Both are expected to open by the end of the year and collectively generate approximately $100 million in annualized revenue.

Further, we expect to open two CarShop Used Vehicle SuperCenter locations in the second quarter and an additional two locations by the end of 2021. We are targeting 40 locations, 150,000 in unit sales, and $100 million of earnings before taxes in the CarShop Used Vehicle SuperCenter operations by the end of 2023.

As we look out across the next three years, we are targeting organic and acquisition growth, coupled with operating efficiencies to drive income from continuing operations before taxes to at least $1 billion by the end of 2023 which compares to $708 million last year.

As of March 31, 2021, the company had available liquidity under its various credit agreements of approximately $1.1 billion. Approximately $171 million remains available to repurchase shares under the company’s existing share repurchase program.

Conference Call

Penske Automotive Group will host a conference call discussing financial results relating to the first quarter of 2021 on Wednesday, April 28, 2021, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (866) 394-1455 [International, please dial (516) 575-8644] using access code 6999373. The call will also be simultaneously broadcast over the Internet through the Investors section of the Penske Automotive Group website. Additionally, an investor presentation relating to the first quarter 2021 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc., (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is a diversified international transportation services company that operates automotive and commercial truck dealerships principally in the United States, the United Kingdom, Canada, and Western Europe and distributes commercial vehicles, diesel and gas engines, power systems, and related parts and services principally in Australia and New Zealand. PAG is a member of the Fortune 500, Russell 1000 and 3000

3

indexes and is ranked among the World’s Most Admired Companies by Fortune Magazine. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation, amortization (“EBITDA”).The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s liquidity, assessment of business conditions, and expected future operating results and growth plans. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others, the duration, severity, and resolution of the COVID-19 pandemic, government mandated restrictions on our business in light of COVID-19 or otherwise, economic conditions generally, conditions in the credit markets, changes in interest rates and foreign currency exchange rates, changes in tariff rates, new rules in place after the recent Brexit accord between the European Union and the U.K. could slow parts originating in the U.K. or Europe for distribution to our dealerships, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to limited vehicle availability due to the COVID-19 pandemic, the shortage of automotive semiconductor chips or other components, natural disasters, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group’s business, markets, conditions, and other uncertainties, which could affect Penske Automotive Group’s future performance. These risks and uncertainties are addressed in Penske Automotive Group’s Form 10-K for the year ended December 31, 2020, and its other filings with the Securities and Exchange Commission (“SEC”). This

4

press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Inquiries should contact:

J.D. Carlson	Anthony R. Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2810	248-648-2540
jcarlson@penskeautomotive.com	tpordon@penskeautomotive.com

# # #

5

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Statements of Income

(Amounts In Millions, Except Per Share Data)

(Unaudited)

	Three Months Ended
	March 31,
	2021	2020	Change
Revenue	$5,773.8	$5,009.1	15.3%
Cost of Sales	4,860.6	4,232.4	14.8%
Gross Profit	$913.2	$776.7	17.6%
SG&A Expenses	664.3	641.8	3.5%
Depreciation	29.3	28.5	2.8%
Operating Income	$219.6	$106.4	106.4%
Floor Plan Interest Expense	(9.5)	(17.7)	(46.3)%
Other Interest Expense	(17.9)	(31.7)	(43.5)%
Equity in Earnings of Affiliates	55.4	14.5	282.1%
Income from Continuing Operations Before Income Taxes	$247.6	$71.5	246.3%
Income Taxes	(64.5)	(20.1)	220.9%
Income from Continuing Operations	$183.1	$51.4	256.2%
Income from Discontinued Operations, net of tax	—	0.1	nm
Net Income	$183.1	$51.5	255.5%
Less: Income (Loss) Attributable to Non-Controlling Interests	0.6	(0.2)	nm
Net Income Attributable to Common Shareholders	$182.5	$51.7	253.0%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$183.1	$51.4	256.2%
Less: Income (Loss) Attributable to Non-Controlling Interests	0.6	(0.2)	nm
Income from Continuing Operations, net of tax	$182.5	$51.6	253.7%
Income from Discontinued Operations, net of tax	—	0.1	nm
Net Income Attributable to Common Shareholders	$182.5	$51.7	253.0%
Income from Continuing Operations Per Share	$2.26	$0.64	253.1%
Income Per Share	$2.26	$0.64	253.1%
Weighted Average Shares Outstanding	80.6	81.1	(0.6)%

nm – not meaningful

6

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Balance Sheets

(Amounts In Millions)

(Unaudited)

	March 31,	December 31,
	2021	2020
Assets:
Cash and Cash Equivalents	$94.6	$49.5
Accounts Receivable, Net	861.5	806.9
Inventories	3,277.8	3,425.6
Other Current Assets	125.0	126.8
Total Current Assets	4,358.9	4,408.8
Property and Equipment, Net	2,372.7	2,404.4
Operating Lease Right-of-Use Assets	2,419.0	2,416.5
Intangibles	2,490.1	2,491.8
Other Long-Term Assets	1,581.3	1,525.7
Total Assets	$13,222.0	$13,247.2

Liabilities and Equity:
Floor Plan Notes Payable	$1,686.9	$1,780.5
Floor Plan Notes Payable – Non-Trade	1,334.7	1,363.8
Accounts Payable	690.5	675.4
Accrued Expenses and Other Current Liabilities	788.1	767.2
Current Portion Long-Term Debt	88.0	87.5
Liabilities Held for Sale	0.5	0.5
Total Current Liabilities	4,588.7	4,674.9
Long-Term Debt	1,492.5	1,602.1
Long-Term Operating Lease Liabilities	2,349.3	2,350.3
Other Long-Term Liabilities	1,306.8	1,293.8
Total Liabilities	9,737.3	9,921.1
Equity	3,484.7	3,326.1
Total Liabilities and Equity	$13,222.0	$13,247.2

Supplemental Balance Sheet Information
New vehicle days' supply	40	50
Used vehicle days' supply	35	48

7

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Statements of Cash Flow

Amounts in Millions

(Unaudited)

	Three Months Ended
	March 31,
	2021	2020
Operating Activities:
Net cash provided by continuing operating activities	239.3	211.9
Investing Activities:
Purchase of equipment and improvements	(42.4)	(25.7)
Proceeds from sale of dealerships	4.3	10.3
Proceeds from sale of equipment and improvements	20.4	—
Other	(0.6)	(0.7)
Net cash used in continuing investing activities	(18.3)	(16.1)
Financing Activities:
Proceeds from borrowings under U.S. credit agreement revolving credit line	301.0	515.0
Repayments under U.S. credit agreement revolving credit line	(409.0)	(210.0)
Net repayments of other long-term debt	(2.3)	(22.1)
Net (repayments) borrowings of floor plan notes payable — non-trade	(29.1)	11.7
Payments for contingent consideration	—	(21.1)
Repurchases of common stock	—	(29.4)
Dividends	(34.6)	(34.2)
Payment of debt issuance costs	(0.1)	—
Net cash (used in) provided by continuing financing activities	(174.1)	209.9
Discontinued operations:
Net cash provided by discontinued operating activities	—	0.1
Net cash provided by discontinued investing activities	—	—
Net cash provided by discontinued financing activities	—	—
Net cash provided by discontinued operations	—	0.1
Effect of exchange rate changes on cash and cash equivalents	(1.8)	(2.0)
Net change in cash and cash equivalents	45.1	403.8
Cash and cash equivalents, beginning of period	49.5	28.1
Cash and cash equivalents, end of period	$94.6	$431.9
Supplemental disclosures of cash flow information:
Cash paid (received) for:
Interest	$27.2	$36.3
Income taxes	11.5	(3.3)

8

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Operations

Selected Data

(Unaudited)

	Three Months Ended
	March 31,
	2021	2020
Geographic Revenue Mix:
North America	59.6%	58.8%
U.K.	32.1%	33.2%
Other International	8.3%	8.0%
Total	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$5,206.9	$4,416.6
Retail Commercial Trucks	434.7	491.4
Commercial Vehicles Australia/Power Systems	132.2	101.1
Total	$5,773.8	$5,009.1

Gross Profit: (Amounts in Millions)
Retail Automotive	$799.9	$678.1
Retail Commercial Trucks	80.0	68.8
Commercial Vehicles Australia/Power Systems	33.3	29.8
Total	$913.2	$776.7

Gross Margin:
Retail Automotive	15.4%	15.4%
Retail Commercial Trucks	18.4%	14.0%
Commercial Vehicles Australia/Power Systems	25.2%	29.5%
Total	15.8%	15.5%

	Three Months Ended
	March 31,

	2021	2020
Operating Items as a Percentage of Revenue:
Gross Profit	15.8%	15.5%
Selling, General and Administrative Expenses	11.5%	12.8%
Operating Income	3.8%	2.1%
Income from Continuing Operations Before Income Taxes	4.3%	1.4%

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	72.7%	82.6%
Operating Income	24.0%	13.7%

	Three Months Ended
	March 31,

(Amounts in Millions)	2021	2020

EBITDA*	$294.8	$131.7
Floorplan Credits	$12.3	$8.6
Rent Expense	$58.9	$57.9
Stock Repurchases	$—	$29.4

* See the following Non-GAAP reconciliation table.

9

PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data – Revenue and Gross Profit Mix

(Unaudited)

	Three Months Ended
	March 31,
	2021	2020
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	23%	22%
Audi	12%	13%
Mercedes-Benz	10%	11%
Land Rover / Jaguar	10%	9%
Porsche	7%	6%
Ferrari / Maserati	3%	2%
Lexus	3%	3%
Acura	1%	1%
Bentley	1%	1%
Others	3%	2%
Total Premium	73%	70%
Volume Non-U.S.:
Toyota	11%	10%
Honda	6%	6%
Volkswagen	2%	3%
Nissan	1%	1%
Others	1%	2%
Total Volume Non-U.S.	21%	22%
U.S.:
General Motors / Chrysler / Ford	1%	1%
CarShop Used Vehicle SuperCenters	5%	7%
Total	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	58%	56%
U.K.	36%	38%
Other International	6%	6%
Total	100%	100%

Retail Automotive Geographic Gross Profit Mix:
U.S.	63%	61%
U.K.	32%	33%
Other International	5%	6%
Total	100%	100%

10

PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data

(Unaudited)

	Three Months Ended
	March 31,
	2021	2020	Change
Retail Automotive Units:
New Retail	50,409	43,187	16.7%
Used Retail	60,443	63,050	(4.1)%
Total	110,852	106,237	4.3%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,421.4	$1,864.5	29.9%
Used Vehicles	1,808.0	1,619.6	11.6%
Finance and Insurance, Net	168.8	144.4	16.9%
Service and Parts	503.2	513.3	(2.0)%
Fleet and Wholesale	305.5	274.8	11.2%
Total Revenue	$5,206.9	$4,416.6	17.9%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$205.0	$138.6	47.9%
Used Vehicles	109.4	85.9	27.4%
Finance and Insurance, Net	168.8	144.4	16.9%
Service and Parts	305.4	303.7	0.6%
Fleet and Wholesale	11.3	5.5	105.5%
Total Gross Profit	$799.9	$678.1	18.0%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$48,036	$43,172	11.3%
Used Vehicles	29,912	25,688	16.4%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$4,067	$3,210	26.7%
Used Vehicles	1,810	1,362	32.9%
Finance and Insurance	1,523	1,359	12.1%

Retail Automotive Gross Margin:
New Vehicles	8.5%	7.4%	+110	bps
Used Vehicles	6.1%	5.3%	+80	bps
Service and Parts	60.7%	59.2%	+150	bps
Fleet and Wholesale	3.7%	2.0%	+170	bps
Total Gross Margin	15.4%	15.4%	---	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	46.5%	42.2%	+430	bps
Used Vehicles	34.7%	36.7%	(200)	bps
Finance and Insurance, Net	3.2%	3.3%	(10)	bps
Service and Parts	9.7%	11.6%	(190)	bps
Fleet and Wholesale	5.9%	6.2%	(30)	bps
Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	25.6%	20.4%	+520	bps
Used Vehicles	13.7%	12.7%	+100	bps
Finance and Insurance, Net	21.1%	21.3%	(20)	bps
Service and Parts	38.2%	44.8%	(660)	bps
Fleet and Wholesale	1.4%	0.8%	+60	bps
Total	100.0%	100.0%

11

PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations Same-Store

Selected Data

(Unaudited)

	Three Months Ended
	March 31,
	2021	2020	Change
Retail Automotive Same-Store Units:
New Retail	50,322	42,375	18.8%
Used Retail	59,815	62,052	(3.6)%
Total	110,137	104,427	5.5%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,414.8	$1,837.6	31.4%
Used Vehicles	1,795.1	1,596.9	12.4%
Finance and Insurance, Net	167.7	142.4	17.8%
Service and Parts	502.2	504.4	(0.4)%
Fleet and Wholesale	303.7	266.1	14.1%
Total Revenue	$5,183.5	$4,347.4	19.2%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$204.5	$137.1	49.2%
Used Vehicles	108.9	84.8	28.4%
Finance and Insurance, Net	167.7	142.4	17.8%
Service and Parts	304.5	298.7	1.9%
Fleet and Wholesale	11.3	5.3	113.2%
Total Gross Profit	$796.9	$668.3	19.2%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$47,987	$43,365	10.7%
Used Vehicles	30,010	25,734	16.6%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$4,063	$3,235	25.6%
Used Vehicles	1,821	1,366	33.3%
Finance and Insurance	1,523	1,363	11.7%

Retail Automotive Same-Store Gross Margin:
New Vehicles	8.5%	7.5%	+100	bps
Used Vehicles	6.1%	5.3%	+80	bps
Service and Parts	60.6%	59.2%	+140	bps
Fleet and Wholesale	3.7%	2.0%	+170	bps
Total Gross Margin	15.4%	15.4%	---	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	46.6%	42.3%	+430	bps
Used Vehicles	34.6%	36.7%	(210)	bps
Finance and Insurance, Net	3.2%	3.3%	(10)	bps
Service and Parts	9.7%	11.6%	(190)	bps
Fleet and Wholesale	5.9%	6.1%	(20)	bps
Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	25.7%	20.5%	+520	bps
Used Vehicles	13.7%	12.7%	+100	bps
Finance and Insurance, Net	21.0%	21.3%	(30)	bps
Service and Parts	38.2%	44.7%	(650)	bps
Fleet and Wholesale	1.4%	0.8%	+60	bps
Total	100.0%	100.0%

12

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations

Selected Data

(Unaudited)

	Three Months Ended
	March 31,
	2021	2020	Change
Retail Commercial Truck Units:
New Retail	2,165	2,811	(23.0)%
Used Retail	841	698	20.5%
Total	3,006	3,509	(14.3)%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$247.5	$318.2	(22.2)%
Used Vehicles	50.9	34.6	47.1%
Finance and Insurance, Net	3.1	3.2	(3.1)%
Service and Parts	124.7	124.3	0.3%
Wholesale and Other	8.5	11.1	(23.4)%
Total Revenue	$434.7	$491.4	(11.5)%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$14.3	$12.5	14.4%
Used Vehicles	6.5	(2.5)	360.0%
Finance and Insurance, Net	3.1	3.2	(3.1)%
Service and Parts	52.7	53.4	(1.3)%
Wholesale and Other	3.3	2.2	50.0%
Total Gross Profit	$79.9	$68.8	16.1%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$114,323	$113,214	1.0%
Used Vehicles	60,582	49,619	22.1%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$6,585	$4,455	47.8%
Used Vehicles	7,674	(3,511)	318.6%
Finance and Insurance	1,047	907	15.4%

Retail Commercial Truck Gross Margin:
New Vehicles	5.8%	3.9%	+190	bps
Used Vehicles	12.8%	(7.2)%	+2,000	bps
Service and Parts	42.3%	43.0%	(70)	bps
Total Gross Margin	18.4%	14.0%	+440	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	56.9%	64.8%	(790)	bps
Used Vehicles	11.7%	7.0%	+470	bps
Finance and Insurance, Net	0.7%	0.7%	---	bps
Service and Parts	28.7%	25.3%	+340	bps
Wholesale and Other	2.0%	2.2%	(20)	bps
Total	100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	17.9%	18.2%	(30)	bps
Used Vehicles	8.1%	(3.6)%	+1,170	bps
Finance and Insurance, Net	3.9%	4.7%	(80)	bps
Service and Parts	66.0%	77.6%	(1,160)	bps
Wholesale and Other	4.1%	3.1%	+100	bps
Total	100.0%	100.0%

13

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations Same-Store

Selected Data

(Unaudited)

	Three Months Ended
	March 31,
	2021	2020	Change
Retail Commercial Truck Same-Store Units:
New Retail	2,165	2,811	(23.0)%
Used Retail	841	698	20.5%
Total	3,006	3,509	(14.3)%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$247.5	$318.2	(22.2)%
Used Vehicles	50.9	34.6	47.1%
Finance and Insurance, Net	3.1	3.2	(3.1)%
Service and Parts	124.7	124.3	0.3%
Wholesale and Other	8.5	11.1	(23.4)%
Total Revenue	$434.7	$491.4	(11.5)%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$14.3	$12.5	14.4%
Used Vehicles	6.5	(2.5)	360.0%
Finance and Insurance, Net	3.1	3.2	(3.1)%
Service and Parts	52.7	53.4	(1.3)%
Wholesale and Other	3.3	2.2	50.0%
Total Gross Profit	$79.9	$68.8	16.1%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$114,323	$113,214	1.0%
Used Vehicles	60,582	49,619	22.1%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$6,585	$4,455	47.8%
Used Vehicles	7,674	(3,511)	318.6%
Finance and Insurance	1,047	907	15.4%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	5.8%	3.9%	+190	bps
Used Vehicles	12.8%	(7.2)%	+2,000	bps
Service and Parts	42.3%	43.0%	(70)	bps
Total Gross Margin	18.4%	14.0%	+440	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	56.9%	64.8%	(790)	bps
Used Vehicles	11.7%	7.0%	+470	bps
Finance and Insurance, Net	0.7%	0.7%	---	bps
Service and Parts	28.7%	25.3%	+340	bps
Wholesale and Other	2.0%	2.2%	(20)	bps
Total	100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	17.9%	18.2%	(30)	bps
Used Vehicles	8.1%	(3.6)%	+1,170	bps
Finance and Insurance, Net	3.9%	4.7%	(80)	bps
Service and Parts	66.0%	77.6%	(1,160)	bps
Wholesale and Other	4.1%	3.1%	+100	bps
Total	100.0%	100.0%

14

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations

(Unaudited)

The following table reconciles reported net income to earnings before interest, taxes, depreciation, and amortization (“EBITDA”) for the three months ended March 31, 2021, and 2020:

	Three Months Ended
	March 31,		2021 vs. 2020
(Amounts in Millions)	2021	2020	Change	% Change

Net Income	$183.1	$51.5	$131.6	255.5%
Add: Depreciation	29.3	28.5	0.8	2.8%
Other Interest Expense	17.9	31.7	(13.8)	(43.5)%
Income Taxes	64.5	20.1	44.4	220.9%
Income from Discontinued Operations, net of tax	—	(0.1)	0.1	nm
EBITDA	$294.8	$131.7	$163.1	123.8%

nm – not meaningful

# # # # # # #

15